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                 PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

                                Amendment No. 3
                                ---------------

     Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

     1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 1,750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

     2. This Amendment No. 3 to the Plan shall be effective only after approval of a majority of the Company's stockholders as set forth in Section 14.

     To record the adoption of this Amendment No. 3, the Company has caused its authorized officers to affix its corporation name and seal this 9th day of May, 1997.


CORPORATE SEAL                               PHARMACOPEIA, INC.



Attest: /s/ LEWIS J. SHUSTER                 By: /s/ JOSEPH A. MOLLICA
       ---------------------                    ----------------------
       Lewis J. Shuster,                        Joseph A. Mollica,
       Secretary                                Chairman, President, and
                                                Chief Executive Officer